UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 30, 2002
                                ----------------


                                  PANACO, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                  000-26662                  43-1593374
         --------                  ---------                  ----------
     (State or Other        (Commission File Number)        (IRS Employer
     Jurisdiction of                                      Identification No.)
      Incorporation)


                1100 Louisiana, Suite 5100, Houston, Texas 77002
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 970-3100
                                ----------------



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Item 4.   Changes in Registrant's Certifying Accountant

     On September 30, 2002, the Board of Directors of Panaco, Inc. (the "Company") voted in favor of replacing KPMG LLP ("KPMG") as its independent accountants and approved the retention of Pannell Kerr Forster of Texas, P.C. ("Pannell"), subject to agreement on an appropriate retention letter and entry of a final order approving Pannell's retention by the Bankruptcy Court.

     During the two most recent fiscal years of the Company ended December 31, 2001, and through the date of this Form 8-K, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2001 or within the interim period through March 31, 2002.

     The audit report of KPMG on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG's independent audit report on the Company's 2001 and 2000 consolidated financial statements included an explanatory paragraph which states "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations, has a net capital deficiency and restrictive debt covenants that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     During the two most recent fiscal years of the Company ended December 31, 2001, and through the date of this Form 8-K, the Company did not consult with Pannell regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements and Exhibits

(c)   Exhibits.

      16.1.    KPMG Letter Addressed to SEC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2002


                                  PANACO, INC.
                                  By:   /s/  A. Theodore Stautberg, Jr.
                                     -------------------------------------
                                     A. Theodore Stautberg, Jr.
                                     President and Chief Executive Officer

                                                                    Exhibit 16.1

October 3, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for PANACO, Inc. and, under the date of April 15, 2002, we reported on the consolidated financial statements of PANACO, Inc. as of and for the years ended December 31, 2001 and 2000. On September 30, 2002 our appointment as principal accountants was terminated. We have read PANACO's statements included under Item 4 of its Form 8-K dated September 30, 2002, and we agree with such statements except as follows:

o we are not in a position to agree or disagree with PANACO's statement that the change was approved by PANACO's Board of Directors, and

o we are not in a position to agree or disagree with PANACO's statement that PANACO did not consult with Pannell Kerr Foster regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Very truly yours,



/s/ KPMG LLP
----------------------------